Securities Act File No. 333-29803
                                               Securities Act File No. 333-61831


                            PILGRIM PRIME RATE TRUST

                      Supplement Dated September 1, 2000 to
                         Prospectus Dated June 30, 2000

ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc. ("Pilgrim Investments"), Adviser to the Pilgrim Prime Rate Trust. ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Pilgrim Investments is expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Pilgrim Prime Rate Trust as a result of the acquisition.

Under the provisions of the advisory contract between Pilgrim Prime Rate Trust and Pilgrim Investments, the agreement might be deemed to terminate automatically at the time of the acquisition. As a result, the Board of Trustees and shareholders of the Pilgrim Prime Rate Trust approved a new advisory contract between Pilgrim Prime Rate Trust and Pilgrim Investments, which took effect immediately after the acquisition.

Please  be  advised  of  the  new  address  of  the  Pilgrim  Funds,   effective
immediately:

ING Pilgrim Funds
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE